UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2004


                               PTEK HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




        Georgia                     000-27778                  59-3074176
   ------------------             --------------         -----------------------
   (State or Other                (Commission                 (IRS Employer
    Jurisdiction of                File Number)             Identification No.)
    Incorporation)

              3399 Peachtree Road, NE, Suite 700, Atlanta, GA 30326
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         (Addresses of Principal Executive Offices, including Zip Code)

                                 (404) 262-8400
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              (Registrant's Telephone Number, including Area Code)

Item 12. Results of Operation and Financial Condition.
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     On July 28, 2004, PTEK Holdings, Inc. issued a press release reporting on its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including
Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    EXHIBITS
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Exhibit No.                        Description
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    99.1 Press Release, dated July 28, 2004, with respect to the Registrant's financial results for the three months ended June 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PTEK HOLDINGS, INC.


                                                  /s/ L. Scott Askins
                                                  ------------------------------
                                                  L. Scott Askins
                                                  Senior Vice President - Legal,
                                                  General Counsel and Secretary

Date:  July 28, 2004

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                        Description
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    99.1 Press Release, dated July 28, 2004, with respect to the Registrant's financial results for the three months ended June 30, 2004.